SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549



                                   FORM 8-K


                                CURRENT REPORT
                      Pursuant to Section 13 or 15(d) of
                      the Securities Exchange Act of 1934



                                March 20, 2000
                                Date of report
                       (Date of earliest event reported)



                                PE Corporation
              (Exact Name of Registrant as Specified in Charter)


                                   Delaware
                (State or Other Jurisdiction of Incorporation)

       1-4389                                              06-1534213
(Commission File Number)                       (IRS Employer Identification No.)


                                761 Main Avenue
                       Norwalk, Connecticut  06859-0001
         (Address of Principal Executive Offices, Including Zip Code)


                                (203) 762-1000
             (Registrant's Telephone Number, Including Area Code)

Item 5.   Other Events.


          PE Corporation, a Delaware corporation (the "Registrant" or "PE"), Umbrella Acquisition Corp., a Delaware corporation and a wholly-owned subsidiary of PE ("Sub"), and Paracel, Inc., a California corporation ("Paracel"), have entered into an Agreement and Plan of Merger, dated as of March 20, 2000, whereby Sub will be merged, subject to customary closing conditions and regulatory approvals, with and into Paracel, with Paracel as the surviving entity (the "Merger"). The Merger was announced and further described in a press release issued by the Registrant and Paracel on March 20, 2000. The joint press release is being filed as Exhibit 99 to this report and is incorporated by reference into this Item 5.


Item 7.   Financial Statements, Pro Forma Financial
          -----------------------------------------
          Information and Exhibits.
          ------------------------
          The following exhibit is filed with this report:

Exhibit Number                              Description
--------------                              -----------
     99                                     Press release of the Registrant
                                            and Paracel issued March 20, 2000.












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

                                   SIGNATURE

                  Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                          PE CORPORATION


                                          By:    /S/ William B. Sawch
                                                 -------------------
                                                 William B. Sawch
                                                 Senior Vice President and
                                                   General Counsel


Dated:  March 24, 2000



























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

                                  EXHIBIT INDEX
                                  -------------

   Exhibit Number                 Description
   --------------                 -----------
        99                        Press release of the Registrant and Paracel,
                                  issued March 20, 2000, regarding the Merger.









































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